UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 16, 2012

Medytox Solutions, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-54346	54-2156042
(Commission File Number)	(I.R.S. Employer Identification No.)

400 S. Australian Avenue, Suite 800, West Palm Beach, Florida	33401
(Address of Principal Executive Offices)	(Zip Code)

(561) 855-1626
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 1 – Registrant's Business and Operations

Item 1.01.  Entering into a Material Definitive Agreement

On February 16, 2012, Medytox Diagnostics, Inc. ("Medytox"), a wholly-owned subsidiary of Medytox Solutions, Inc., entered into a Membership Interest Purchase Agreement (the "Agreement") for the purchase of 50.5% of the outstanding membership interests in Collectaway, LLC ("Collectaway") from Marylu Villasenor-Hill, previously the sole member of Collectaway (the "Seller").  Collectaway is a licensed clinical laboratory and an enrolled Medicare provider.

The total purchase price for the membership interests was $201,000, consisting of a payment of $1,000 at closing and the delivery of a $200,000 promissory note by Medytox.  The transaction was entered into and closed on February 16, 2012.  The Agreement contains customary representations, warranties and covenants of the parties.  Each party agreed to indemnify the other in the event of any breaches of applicable representations and warranties.  The note bears interest at the rate of 5% and is due on February 15, 2013 (the "Maturity Date").  Four principal payments of $50,000 will be made every three months, with the final payment (and all accrued interest) being due on the Maturity Date. The note may be prepaid at any time without premium or penalty.  The note is secured by the membership interests purchased by Medytox.  The note may be accelerated by the Seller in the event of nonpayment by Medytox after notice or upon certain bankruptcy events relating to Medytox.

There are no material relationships between the Company, Medytox or any of their affiliates and the Seller, other than with respect to the Agreement.

The foregoing is qualified in its entirety by reference to the Agreement, a copy of which is filed herewith as Exhibit 10.1, and the promissory note, a copy of which is filed herewith as Exhibit 10.2.

Section 2 – Financial Information

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 is incorporated by reference.

Section 9 – Financial Statement and Exhibits

Item 9.01. Financial Statements and Exhibits

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(d)  Exhibits

Exhibit Number	Description
10.1	Membership Interest Purchase Agreement, dated as of February 16, 2012, between Marylu Villasenor-Hill and Medytox Diagnostics, Inc.
10.2	Secured Promissory Note, dated February 16, 2012, issued by Medytox Diagnostics, Inc. to Marylu Villasenor-Hill

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 17, 2012                                             MEDYTOX SOLUTIONS, INC.

                                                                                    /s/ William G. Forhan

                                                                                    William G. Forhan,

                                                                                    CEO, CFO and Chairman

                                                                                    (principal executive officer)

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EXHIBIT INDEX

Exhibit No.                 Description

10.1                             Membership Interest Purchase Agreement, dated as of February 16, 2012, between Marylu Villasenor-Hill and Medytox Diagnostics, Inc.

10.2                             Secured Promissory Note, dated February 16, 2012, issued by Medytox Diagnostics, Inc. to Marylu Villasenor-Hill

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